UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                  Amendment #2


                                   FORM 8-K/A


                                 CURRENT REPORT

   Pursuant to Sections 13 or 15(d) of the Securities and Exchange Act of 1934

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        Date of Report (Date of earliest event reported): October 1, 2000
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                          WAVERIDER COMMUNICATIONS INC.
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               (Exact name of registrant as specified in charter)


                                     NEVADA

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         (State or other jurisdiction of incorporation or organization)



          0-25680                                      33-0264030
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 (Commission File Number)                (I.R.S. Employer Identification Number)



         255 Consumers Road, Suite 500, Toronto, Ontario, Canada M2J 1R4
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               (Address of principal executive offices) (Zip Code)



                                 (416) 502-3200
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              (Registrant's telephone number, including area code)



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          (Former name or former address, if changed since last report)

Item 7.    Financial Statements and Exhibits


           The following unaudited pro forma financial statements replace those filed in the 8-K/A dated December 15, 2000. The unaudited pro forma financial statements included in that report should not be relied upon.


         The following unaudited pro forma financial statements give effect to the acquisition by WaveRider Communications Inc. of ADE Network Technology Pty. Ltd. in a transaction to be accounted for as a purchase. The unaudited pro forma balance sheet is based on the individual balance sheets of WaveRider Communications Inc. and ADE Network Technology Pty. Ltd. and has been prepared to reflect the acquisition by WaveRider Communications Inc. of ADE Network Technology Pty. Ltd. as of September 30, 2000. The unaudited pro forma statements of loss are based on the individual statements of income of WaveRider Communications Inc. and ADE Network Technology Pty. Ltd. and combine the results of the operations of WaveRider Communications Inc. and ADE Network Technology Pty. Ltd. (acquired by WaveRider as of October 1, 2000) for the year ended December 31, 1999 and for the nine months ended September 30, 2000 as if the acquisition occurred on January 1, 1999. These unaudited pro forma financial statements should be read in conjunction the historical financial statements and notes thereto of WaveRider Communications Inc., filed on Form 10-Q and 10-K, and the historical financial statements and notes thereto of ADE Network Technology Pty. Ltd. attached as Exhibit 99.4.


       Exhibits
       --------
99.1   Proforma Condensed Consolidated Balance Sheet as at September 30, 2000.

99.2 Proforma Condensed Consolidated Statement of Loss for the nine months ended September 30, 2000

99.3 Proforma Condensed Consolidated Statement of Loss for the year ended December 31, 1999

99.4 Audited financial statements of ADE Network Technology Pty Ltd. for the year ended June 30, 2000 (Australian Dollars)

Signatures:

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this current report on Form 8-k to be signed on its behalf by the undersigned thereunto duly authorized.


Dated:  December 22, 2000


                                                 WaveRider Communications Inc.

                                                 Per: /s/ Bruce Sinclair
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                                                 Bruce Sinclair, President